Exhibit 10.19.1

IAE PROPRIETARY INFORMATION

400 Main Street

East Hartford, CT 06108 USA

December 17, 2010

Atlantic Aircraft Holding Ltd.

Bolam House

King & George Streets

P. O. Box CB 13.253

Nassau, Bahamas

Subject:	Amendment No. 1 to the Amended and Restated V2500 General Terms of Sale between IAE International Aero Engines AG and Atlantic Aircraft Holding Ltd. dated December 18, 2008

Gentlemen:

We refer to the Amended and Restated V2500 General Terms of Sale dated December 18, 2008 between IAE International Aero Engines AG (“IAE”) and Atlantic Aircraft Holding Ltd. (“AAH”), such contract, as amended or supplemented from time to time, being hereinafter referred to as the “Contract.” Unless expressly stated to the contrary, and to the extent possible, terms used in this Amendment No. 1 shall have the same meaning given to them in the Contract.

WHEREAS, the Parties agree to amend the Contract by revising the delivery schedules for Firm Aircraft and Firm Spare Engines and by adding a new escalation formula applicable to Firm Aircraft deliveries after the date of this Amendment No. 1.

NOW, THEREFORE, the Parties hereto hereby agree to amend the Contract as follows:

1.	Exhibit B-1 shall be deleted in its entirety and replaced with the Exhibit B-1 attached as Appendix A hereto.

2.	Exhibit B-2 shall be deleted in its entirety and replaced with the Exhibit B-2 attached as Appendix B hereto.

3.	The attached Appendix C hereto shall be added to the Contract as Exhibit B-4.

Except as expressly amended by this Amendment No. 1, all provisions of the Contract remain in full force and effect without modification.

Agreed to and accepted on behalf of	Agreed to and accepted on behalf of
IAE International Aero Engines AG	Atlantic Aircraft Holding Ltd.

Name	Name

Title	Title

Date	Date

IAE PROPRIETARY INFORMATION

Appendix A

EXHIBIT B-1 (Revised and Updated)

Aircraft Delivery Schedule (as of December 2010)

Glossary Notes:

•	Delivered Aircraft are indicated by italics typeface

Firm Aircraft	Delivery Date	Aircraft Type	Applicable Escalation
Aircraft 1	[*]	[*]	Exhibit B-3
Aircraft 2	[*]	[*]	Exhibit B-3

Aircraft 3	[*]	[*]	Exhibit B-3
Aircraft 4	[*]	[*]	Exhibit B-3
Aircraft 5	[*]	[*]	Exhibit B-3
Aircraft 6	[*]	[*]	Exhibit B-3
Aircraft 7	[*]	[*]	Exhibit B-3
Aircraft 8	[*]	[*]	Exhibit B-3

Aircraft 9	[*]	[*]	Exhibit B-3
Aircraft 10	[*]	[*]	Exhibit B-3
Aircraft 11	[*]	[*]	Exhibit B-3
Aircraft 12	[*]	[*]	Exhibit B-3
Aircraft 13	[*]	[*]	Exhibit B-3
Aircraft 14	[*]	[*]	Exhibit B-3
Aircraft 15	[*]	[*]	Exhibit B-3

Aircraft 16	[*]	[*]	Exhibit B-3
Aircraft 17	[*]	[*]	Exhibit B-3
Aircraft 18	[*]	[*]	Exhibit B-3

Aircraft 19	[*]	[*]	Exhibit B-3
Aircraft 20	[*]	[*]	Exhibit B-3
Aircraft 21	[*]	[*]	Exhibit B-3
Aircraft 22	[*]	[*]	Exhibit B-3
Aircraft 23	[*]	[*]	Exhibit B-3

Aircraft 24	[*]	[*]	Exhibit B-3
Aircraft 25	[*]	[*]	Exhibit B-3
Aircraft 26	[*]	[*]	Exhibit B-3

Aircraft 27	[*]	[*]	Exhibit B-3
Aircraft 28	[*]	[*]	Exhibit B-3
Aircraft 29	[*]	[*]	Exhibit B-3
Aircraft 30	[*]	[*]	Exhibit B-3

Aircraft 31	[*]	[*]	Exhibit B-3
Aircraft 32	[*]	[*]	Exhibit B-3
Aircraft 33	[*]	[*]	Exhibit B-3
Aircraft 34	[*]	[*]	Exhibit B-3

IAE PROPRIETARY INFORMATION

Aircraft 35	[	*]	[*]	Exhibit B-3
Aircraft 36	[	*]	[*]	Exhibit B-3

Aircraft 37	[	*]	[*]	Exhibit B-3
Aircraft 38	[	*]	[*]	Exhibit B-3
Aircraft 39	[	*]	[*]	Exhibit B-3
Aircraft 40	[	*]	[*]	Exhibit B-3
Aircraft 41	[	*]	[*]	Exhibit B-3
Aircraft 42	[	*]	[*]	Exhibit B-3

Aircraft 43	[	*]	[*]	Exhibit B-3
Aircraft 44	[	*]	[*]	Exhibit B-3
Aircraft 45	[	*]	[*]	Exhibit B-3
Aircraft 46	[	*]	[*]	Exhibit B-3
Aircraft 47	[	*]	[*]	Exhibit B-3
Aircraft 48	[	*]	[*]	Exhibit B-3

Aircraft 49	[	*]	[*]	Exhibit B-3

Aircraft 50	[	*]	[*]	Exhibit B-3
Aircraft 51	[	*]	[*]	Exhibit B-3
Aircraft 52	[	*]	[*]	Exhibit B-3

Aircraft 53	[	*]	[*]	Exhibit B-4

Aircraft 54	[	*]	[*]	Exhibit B-4
Aircraft 55	[	*]	[*]	Exhibit B-4
Aircraft 56	[	*]	[*]	Exhibit B-4
Aircraft 57	[	*]	[*]	Exhibit B-4
Aircraft 58	[	*]	[*]	Exhibit B-4
Aircraft 59	[	*]	[*]	Exhibit B-4
Aircraft 60	[	*]	[*]	Exhibit B-4

Aircraft 61	[	*]	[*]	Exhibit B-4
Aircraft 62	[	*]	[*]	Exhibit B-4
Aircraft 63	[	*]	[*]	Exhibit B-4
Aircraft 64	[	*]	[*]	Exhibit B-4
Aircraft 65	[	*]	[*]	Exhibit B-4

Aircraft 66	[	*]	[*]	Exhibit B-4
Aircraft 67	[	*]	[*]	Exhibit B-4

*	AAH has represented to IAE that the re-scheduled delivery dates for these Firm Aircraft positions have not yet been agreed between AAH and the Aircraft Manufacturer. In any event, AAH agrees to provide IAE notice of the re-scheduled delivery dates for these Firm Aircraft at least [*] prior to the re-scheduled delivery date and in all events AAH must take delivery of these Firm Aircraft on or before [*].

IAE PROPRIETARY INFORMATION

Appendix B

EXHIBIT B-2 (Revised and Updated)

Firm Spare Engine Delivery Schedule (as of December 2010)

[*]

IAE PROPRIETARY INFORMATION

Appendix C

EXHIBIT B-4

IAE ESCALATION FORMULA

1.	Any unit base price or other sum expressed to be subject to escalation from the Base Month (as defined below) to month of delivery or other date of determination in accordance with the IAE Escalation Formula will be subject to escalation in accordance with the following formula:

Pi	= [*] where:

Pi	= the invoiced purchase price or escalated sum rounded to the nearest U.S. Dollar

Pb	= unit base price or other sum

F	= [*]), rounded to the nearest U.S. Dollar

N	= The calendar year of scheduled engine delivery or other date of determination, minus the base year

CPI	= [*]

L	= Labor Ratio defined below

M	= Material Ratio defined below

“Base Month” shall mean the base month specified for engine prices and related credits in the Contract.

The IAE Composite Price Index is the sum of 65 percent of the Labor Ratio and 35 percent of the Material Ratio, with the sum rounded to the nearest ten thousandth. The quarterly value published for the Employment Cost Index will be deemed to apply to each month of the quarter.

The Labor Ratio is the “Employment Cost Index (ECI) Wages and Salaries for Aircraft Manufacturing (NAICS Code 336411), CIU2023211000000I” as published quarterly by the Bureau of Labor Statistics, U.S. Department of Labor for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the month of scheduled delivery for each engine/equipment; divided by the value of “Employment Cost Index (ECI) Wages and Salaries for Aircraft Manufacturing (NAICS Code 336411), CIU2023211000000I” for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the Base Month. To be clear the quarterly value of CIU2023211000000I will apply to each month of a given quarter.

The Material Ratio is the “Producer Price Index, Industrial Commodities, WPU03thru15”, as published monthly by the Bureau of Labor Statistics, U.S. Department of Labor, for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the month of scheduled delivery for each engine/equipment; divided by the value for Industrial Commodities for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the Base Month.

The value of the factors 0.65(L) and 0.35(M) shall be determined to the nearest fourth decimal place. Thus if the fifth decimal place is five or more, the fourth decimal place shall be raised to the next higher number.

For a given month, the escalation shall be computed by using the applicable Index value, which the Bureau has published as the time of delivery or other date of determination.

IAE PROPRIETARY INFORMATION

2.	If the U.S. Department of Labor changes the base year for determination of the Index values as defined above, such rebased values will be incorporated in the escalation calculation.

3.	If the U.S. Department of Labor ceases to publish or replaces an index or revises the methodology used for the determination of the index values to be used to determine the CPI or, for any reason, has not released values needed to determine the CPI, IAE, in its sole discretion, shall select a substitute for such index or values from data published by the Bureau of Labor Statistics or otherwise make revisions to the escalation formula such that the escalation will as closely as possible approximate the result that would have been attained by continuing the use of the original escalation formula and index values as they may have fluctuated during the applicable time period.

4.	The invoiced purchase price or final escalated sum, which in no event shall be less than the unit base price, shall be the final price or escalated sum.